EXHIBIT 10.31

THIRD AMENDMENT TO EMPLOYMENT AGREEMENT

This Third Amendment (the “Amendment”) to the Employment Agreement, dated effective as of June 1, 2007 (as previously amended, the “Agreement”), by and between HCC Insurance Holdings, Inc., a Delaware corporation (“HCC”), and Michael J. Schell (“Executive”) is made and entered into as of May 22, 2013 (the “Execution Date”). HCC and Executive are sometimes collectively referred to herein as the “Parties” and individually as a “Party”. All capitalized terms, not otherwise defined herein, shall have the meaning ascribed to such term in the Agreement.

RECITALS

WHEREAS, the Parties set forth the terms and conditions of Executive’s employment with HCC in the Agreement; and

WHEREAS, the Parties now desire to amend the Agreement to extend the term thereof.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, HCC and Executive hereby agree as follows:

AGREEMENT

1.	Effective as of the Execution Date, Section 1 of the Agreement shall be deleted in its entirety and replaced with the following:

1.            Term. The Company hereby agrees to employ Executive as its Executive Vice President, and Executive hereby agrees to accept such employment, on the terms and conditions set forth herein, for the period (the “Term”) commencing on the Effective Date and expiring at the earlier to occur of (a) 11:59 p.m. on December 31, 2016 (the “Expiration Date”) and (b) the Termination Date (as hereinafter defined).

2.	The provisions of Section 1 of this Amendment are hereby incorporated into and made part of the Agreement as if fully set forth therein.

3.	Except as expressly provided herein, all other terms and conditions of the Agreement shall remain unchanged, and as expressly amended hereby, the Agreement is ratified and confirmed in all respects and shall remain in full force and effect.

4.	This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date set forth below.

EXECUTIVE:		COMPANY:

HCC Insurance Holdings, Inc.

/s/ Michael J. Schell		By:	/s/ Christopher J.B. Williams
Michael J. Schell			Christopher J.B. Williams Chief Executive Officer
Date:	May 30, 2013	Date:	May 22, 2013